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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Annual Report on Form 10-K of Standard Management Corporation for the year ended December 31, 2003, we Ronald
D. Hunter and Paul B. ("Pete") Pheffer, Chief Executive Officer and Chief Financial Officer of Standard Management Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

                  (1)      such Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Standard Management Corporation.

March 30, 2004

/s/ Ronald D. Hunter
_____________________________________
Ronald D. Hunter
Chairman and Chief Executive Officer


/s/ Paul B. ("Pete") Pheffer
_____________________________________
Paul B. ("Pete") Pheffer
President and Chief Financial Officer